Exhibit 25.2

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)___

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)
Caroline Lee
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2529
(Name, address and telephone number of agent for service)
UBS AG
(Exact name of obligor as specified in its charter)

Switzerland	98-0186363
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

Bahnhofstrasse 45, CH-8001 Zurich, Switzerland and
Aeschenvorstadt 1, CH-4051 Basel, Switzerland
(Address of principal executive offices)	(Zip Code)

Warrants

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers. Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15	The Trustee is a Trustee under another Indenture under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indenture.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

Exhibit 1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

Exhibit 7.	Report of Condition of the Trustee as of March 31, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 5th day of January, 2009.

U.S. BANK TRUST NATIONAL ASSOCIATION

By: Name:	/s/ Caroline Lee Caroline Lee
Title:	Assistant Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of September 30, 2008
($000’s)

9/30/2008
Assets
Cash and Balances Due From Depository Institutions	$502,767
Fixed Assets	72
Intangible Assets	71,991
Other Assets	24,487

Total Assets	$599,317

Liabilities

Other Liabilities	$20,536

Total Liabilities	$20,536

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	71,849

Total Equity Capital	$578,781

Total Liabilities and Equity Capital	$599,317
To the best of the undersigned’s determination, as of this date the above financial information is true and correct.
U.S. Bank Trust National Association

By:	/s/ Caroline Lee Name: Caroline Lee
Title: Assistant Vice President
Date: January 5, 2009

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